UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09761

Direxion Insurance Trust

(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.) 35th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

1301 Avenue of the Americas (6th Ave.) 35th Floor

New York, NY 10019

(Name and address of agent for service)

646-572-3390

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2013

Date of reporting period: June 30, 2013

Item 1. Report to Stockholders.

DIREXION INSURANCE TRUST

SEMI-ANNUAL REPORT JUNE 30, 2013

1301 Avenue of the Americas (6th Ave.), 35th Floor   New York, New York 10019   (800) 851-0511  www.direxionfunds.com

Dynamic VP HY Bond Fund

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LETTER TO SHAREHOLDERS

Dear Shareholders,

This Semi-Annual Report for the Direxion Insurance Trust comprised of the Dynamic VP HY Bond Fund (“The Fund”) covers the period of January 1, 2013 to June 30, 2013 (the “Semi-Annual Period”). The Fund’s investment objective is to maximize total return (income plus capital appreciation) by investing primarily in high yield debt instruments, and derivatives of such instruments, with an emphasis on lower-quality debt instruments. The Fund continued to utilize investments in high yield exchange traded funds (“ETFs”) for most of its exposure, and maintained a bullish stance on the market. The Fund will typically have a 95-100% weighting in these ETFs, with some of this exposure accomplished via investments in swap contracts whose underlying reference were high yield ETFs. Using swap contracts to obtain exposure to these ETFs can adversely affect the Fund’s performance, but this drag to the performance is minimal. The Fund returned -0.62% for the Semi-Annual Period.

During the Semi-Annual Period interest rates continued to decline, which fostered a favorable fixed income environment. U.S. Treasury yields saw a slight increase during the first quarter of 2013, as Five Year Treasury Notes rose 0.05% and Ten Year Treasury Notes were up 0.09%. This was then followed by a stark rise in rates at, heavily induced by Federal Reserve activity regarding the tapering of QE3, amid the strengthening U.S. economy. Equity markets sold off in May and June, and High-Yield markets were met with volatility in the second half of the Semi-Annual Period. The Barclays Capital U.S. Corporate High Yield Bond Index returned 1.42% during the Semi-Annual Period.

As always, we thank you for using the Dynamic VP HY Bond Fund and we look forward to our mutual success.

Sincerely,

Eric Falkeis President	Patrick Rudnick Principal Financial Officer

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month-end, please call, toll-free, 1-800-851-0511 or visit www.direxionfunds.com. The performance of the Fund does not include the fees and expenses imposed under variable annuity contracts and variable life insurance policies and certain qualified pension and retirement plans, which would decrease the Fund’s performance returns.

An investment in the Fund is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment. An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. To obtain a prospectus, please call the Direxion Funds at 1-800-851-0511 or visit www.direxionfunds.com. The prospectus should be read carefully before investing.

An investment in the Funds involves risk, including the possible loss of principal. The Funds are non-diversified and include risks associated with concentration risk which results from the Funds’ investments in a particular industry or sector and can increase volatility over time. Active and frequent trading associated with a regular rebalance of the fund can cause the price to fluctuate, therefore impacting its performance compared to other investment vehicles. For other risks including correlation, leverage, compounding, market volatility and specific risks regarding each sector, please read the prospectus.

The total annual fund operating expense ratio of the Dynamic VP HY Bond Fund is 1.92%, net of any fee waiver. The total annual fund operating expense ratio includes Acquired Fund Fees and Expenses, indirect fees and expenses that the Fund incurs that are required to be disclosed. Without Acquired Fund Fees and Expenses, the total annual fund operating expense ratio would be 1.60%.

The views in this report were those of the Adviser as of June 30, 2013 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

Distributed by: Rafferty Capital Markets

Date of First Use: August 29, 2013

3

Expense Example

June 30, 2013 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (January 1, 2013 — June 30, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The following table does not reflect any fees and expenses imposed under variable annuity contracts and variable life insurance policies (“Contracts”) and certain qualified pension and retirement plans (“Plans”), which would increase overall fees and expenses. Please refer to your Contract or Plan Prospectus for a description of those fees and expenses.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4	DIREXION DYNAMIC VP HY BOND FUND

Expense Example Table

June 30, 2013 (Unaudited)

	Expense Ratio[1]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period[2]
Dynamic VP HY Bond Fund
Based on actual fund return	1.60%	$1,000.00	$993.80	$7.91
Based on hypothetical 5% return	1.60%	1,000.00	1,016.86	8.00

[1]	Annualized

[2]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Allocation of Portfolio Holdings

June 30, 2013 (Unaudited)

	Cash*	Investment Companies	Swaps	Total
Dynamic VP HY Bond Fund	45%	56%	(1%)	100%

*	Cash, cash equivalents and other assets less liabilities.

DIREXION DYNAMIC VP HY BOND FUND	5

Dynamic VP HY Bond Fund

Schedule of Investments

June 30, 2013 (Unaudited)

Shares		Value
INVESTMENT COMPANIES - 56.2%
6,790	iShares iBoxx $ High Yield Corporate Bond Fund	$616,939
68,460	SPDR Barclays Capital High Yield Bond ETF	2,703,486

	TOTAL INVESTMENT COMPANIES (Cost $3,138,964)	$3,320,425

SHORT TERM INVESTMENTS - 46.3%
Money Market Funds - 46.3%
2,736,585	Goldman Sachs Financial Square Government Fund, 0.00%(a)(b)	$2,736,585

	TOTAL SHORT TERM INVESTMENTS (Cost $2,736,585)	$2,736,585

	TOTAL INVESTMENTS (Cost $5,875,549) - 102.5%	$6,057,010
	Liabilities in Excess of Other Assets - (2.5%)	(149,333)

	TOTAL NET ASSETS - 100.0%	$5,907,677

Percentages are stated as a percent of net assets.

(a) $440,000 of cash is pledged as collateral for swap contracts.

(b) Represents annualized seven-day yield at June 30, 2013.

Long Equity Swap Contracts

June 30, 2013 (Unaudited)

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse Capital, LLC	iShares iBoxx $ High Yield Corporate Bond Fund	23,000	$2,167,290	(0.39%)	6/11/2014	$(46,677)

The accompanying notes are an integral part of these financial statements.

6	DIREXION DYNAMIC VP HY BOND FUND

Statements of Assets & Liabilities

June 30, 2013 (Unaudited)

Dynamic VP HY Bond Fund
Assets:
Investments, at market value	$6,057,010
Receivables:
Fund shares sold	129,694
Investment securities sold	248,389

Total Assets	6,435,093

Liabilities:
Payables:
Fund shares redeemed	68
Investment securities purchased	455,747
Deposit from broker for swaps	26
Unrealized depreciation on swaps	46,677
Accrued investment advisory fees	8,354
Accrued operating services fees	9,101
Accrued distribution expenses	4,133
Accrued shareholder servicing fees	3,310

Total Liabilities	527,416

Net Assets	$5,907,677

Net Assets Consist of:
Capital stock	$7,376,263
Accumulated net investment loss	(16,563)
Accumulated net realized loss	(1,586,807)
Net unrealized appreciation (depreciation) on:
Investments	181,461
Swaps	(46,677)

Total Net Assets	$5,907,677

Calculation of Net Asset Value Per Share:
Net assets	$5,907,677
Shares Outstanding (unlimited shares of beneficial interest authorized, no par value)	379,758
Net asset value, redemption price and offering price per share	$15.5564

Cost of Investments	$5,875,549

The accompanying notes are an integral part of these financial statements.

DIREXION DYNAMIC VP HY BOND FUND	7

Statement of Operations

For the Six Months Ended June 30, 2013 (Unaudited)

Dynamic VP HY Bond Fund
Investment Income:
Dividend income	$1,045,662

Total investment income	1,045,662

Expenses:
Investment advisory fees	214,378
Operating service fees	157,210
Distribution expenses	71,459
Shareholder servicing fees	57,167

Total Expenses before reimbursement	500,214

Less: Reimbursement of expenses from Adviser	(42,875)

Total expenses	457,339

Net investment income	588,323

Realized and unrealized gain (loss) on investments:
Net realized gain on:
Investments	1,171,809
Swaps	810,218
Contributions by affiliates (Note 4)	3,660

1,985,687

Change in net unrealized appreciation (depreciation) on:
Investments	(1,479,746)
Swaps	(641,518)

(2,121,264)

Net realized and unrealized loss on investments	(135,577)

Net increase in net assets resulting from operations	$452,746

The accompanying notes are an integral part of these financial statements.

8	DIREXION DYNAMIC VP HY BOND FUND

Statements of Changes in Net Assets

	Dynamic VP HY Bond Fund
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in net assets from:
Operations:
Net investment income	$588,323	$1,786,062
Net realized gain on investments and swaps	1,985,687	106,975
Capital gain distributions from regulated investment companies	—	477
Change in net unrealized appreciation (depreciation) of investments and swaps	(2,121,264)	1,435,067

Net increase in net assets resulting from operations	452,746	3,328,581

Distributions to shareholders:
Net investment income	(752,986)	(1,772,998)

Total distributions to shareholders	(752,986)	(1,772,998)

Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	(58,750,783)	22,326,220

Total increase (decrease) in net assets	(59,051,023)	23,881,803
Net assets:
Beginning of year/period	64,958,700	41,076,897

End of year/period	$5,907,677	$64,958,700

Undistributed (Accumulated) net investment income (loss), end of year/period	$(16,563)	$148,100

(a)	Summary of capital share transactions is as follows:

	Dynamic VP HY Bond Fund
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Shares sold	1,355,646	$21,758,496	12,343,730	$190,292,818
Shares issued in reinvestment of distributions	46,992	752,986	114,657	1,772,998
Shares redeemed	(5,106,995)	(81,262,265)	(11,087,767)	(169,739,596)

Total net increase (decrease) from capital share transactions	(3,704,357)	$(58,750,783)	1,370,620	$22,326,220

The accompanying notes are an integral part of these financial statements.

DIREXION DYNAMIC VP HY BOND FUND	9

Financial Highlights

June 30, 2013

												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Total Distributions	Net Asset Value, End of Year/Period		Total Return[2]		Net Assets, End of Year/ Period (,000)	Including Short Dividends		Excluding Short Dividends		Net Investment Income (Loss) After Expense Reimbursement/ Recoupment[1]		Portfolio Turnover Rate[4]
												Total Expenses[3]	Net Expenses[3]	Total Expenses[3]	Net Expenses[3]
Dynamic VP HY Bond Fund
Six Months Ended June 30, 2013 (Unaudited)	$15.9052	$0.1668	$(0.2605)	$(0.0937)	$(0.2551)	$(0.2551)	$15.5564		(0.62%	)[9]	$5,908	—	—	1.75%	1.60%	2.06%	[6]	47%
Year ended December 31, 2012	15.1380	0.5606	0.7913	1.3519	(0.5847)	(0.5847)	15.9052		9.13%		64,959			1.75%	1.60%	3.61%	[6]	369%
Year Ended December 31, 2011	16.45	0.3217	0.4193	0.7410	(2.0530)	(2.0530)	15.1380	[5]	4.94%		41,077	—	—	1.82%	1.78%	1.98%	[6]	803%
Year Ended December 31, 2010	17.31	(0.04)	0.69	0.65	(1.51)	(1.51)	16.45		4.01%		28,118	—	—	1.85%	1.85%	(0.23%	)	985%
Year Ended December 31, 2009	16.37	(0.22)[7]	1.73	1.51	(0.57)	(0.57)	17.31		9.81%		41,183	1.77%	1.80%	1.77%	1.80%	(1.37%	)[8]	463%
Year Ended December 31, 2008	19.52	0.13	(2.05)	(1.92)	(1.23)	(1.23)	16.37		(9.98%	)	60,187	—	—	1.93%	1.75%	0.76%		50%

[1]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]

All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes or any fees and expenses imposed under the Contracts and Plans, which would increase overall fees and expenses. Please refer to your Contract or Plan prospectus for a description of those fees and expenses. Total return calculated for a period of less than one year is not annualized.

[3]	The total and net expense ratios exclude Acquired Fund Fees and Expenses.
[4]

Portfolio turnover ratio is not annualized and is calculated without regard to short-term securities having a maturity of less than one year. Investments in swaps, futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[5]	Effective September 15, 2011, the Fund began calculating its net asset value to four digits.
[6]	Net investment income (loss) ratio before expense reimbursement for the six months ended June 30 2013, year ended December 31, 2012 and December 31, 2011 was 1.91%, 3.46% and 1.94% respectively.
[7]	Net investment income (loss) before interest on short positions for the year ended December 31, 2009 was $(0.22).
[8]	The net investment income (loss) ratio included interest on short positions. The ratio excluding dividends on short positions for the year ended December 31, 2009 was (1.36%).
[9]	The Adviser made a contribution due to tracking error. If the contribution had not been made, the total return would have been .06% lower.

The accompanying notes are an integral part of these financial statements.

10	DIREXION DYNAMIC VP HY BOND FUND

Dynamic VP HY Bond Fund

Notes to the Financial Statements

June 30, 2013 (Unaudited)

1.	ORGANIZATION

Direxion Insurance Trust (the “Trust”) was organized as a Massachusetts business trust on December 28, 1999 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has one series in operation, the Dynamic VP HY Bond Fund (the “Fund”), which is included in this report. The Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act. The Trust offers shares to unaffiliated life insurance separate accounts (registered as unit investment trusts under the 1940 Act) to fund the benefits under variable annuity and variable life contracts. The Fund commenced operations on February 1, 2005.

The objective of the Fund is to maximize total return (income plus capital appreciation) by investing primarily in debt instruments, including convertible securities, and derivatives of such instruments, with an emphasis on lower-quality debt instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Investment Valuation – The Net Asset Value (“NAV”) of the Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”), each day the NYSE is open for business. The value of all portfolio securities and other assets held by the Fund will be determined as of the time the Fund calculates its NAV, 4:00 p.m. Eastern Time (“Valuation Time”). However, on days that the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close all day, the Fund does not calculate its NAV, even if the NYSE is open for business. Similarly, on days the bond markets close early, the Fund calculates its NAV as of the SIFMA recommended closing time for the bond markets, subject to the discretion of Rafferty Asset Management, LLC (the “Adviser”). Equity securities, exchange-traded funds and over-the-counter securities are valued at their last sales price, or if not available, at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Investments in open-end mutual funds are valued at their respective quoted NAV on the valuation dates. Futures contracts are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to the Valuation Time will be used. Swap contracts are valued using the closing price of the underlying reference entity. Short-term debt securities with a maturity of 60 days or less at the time of purchase and money market securities are valued using the amortized cost method. Other debt securities are valued by the Fund’s pricing service using mean prices or, if such prices are unavailable, by a matrix pricing method. Securities are fair valued by the Adviser under supervision of the Board of Trustees in the following scenarios: a) reliable market quotations are not readily available; b) the Fund’s pricing service does not provide a valuation for such securities; c) the Fund’s pricing service provides valuation that in the judgment of the Adviser does not represent fair value; or d) the Adviser believes the market price is stale. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

b) Repurchase Agreements – The Fund may enter into repurchase agreements with institutions that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Fund receives, as collateral, cash and/or securities (primarily U.S. government securities) whose fair value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund follows authoritative standards of accounting for repurchase agreements, which modify the criteria for determining effective control of transferred assets and as a result certain repurchase agreements may now be accounted for as secured borrowings. The Fund did not invest in repurchase agreements during the six months ended June 30, 2013.

DIREXION DYNAMIC VP HY BOND FUND	11

c) Swap Contracts – The Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). The Fund was invested in equity swap contracts at June 30, 2013.

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized appreciation or depreciation on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps.”

The Fund collateralizes swap agreements with cash and certain securities as indicated on the Schedule of Investments. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Fund. The Fund does not net collateral on the Statement of Assets and Liabilities. In the event of a default by the counterparty, the Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Fund are collateralized daily directly to the Fund while amounts expected to be owed to the counterparty are collateralized daily in a segregated account at the Custodian.

The Fund enters into master netting agreements with the counterparty. These agreements calculate the obligations of the parties on a “net basis”. Consequently, the Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. The Fund’s obligations are accrued daily and offset by any amounts owed to the Fund. However, the Fund does not offset the fair value amounts of the swap contract and the related collateral on the Statement of Assets and Liabilities arising from swap contracts executed with the same counterparty under such master netting agreements. The following is presentation of the gross and net amounts of assets and liabilities related to the swap agreements covered by master netting agreements as of June 30, 2013:

Liabilities:				Gross Amounts not offset in the Statement of Asset and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Asset and Liabilities	Net Amounts Presented in the Statement of Asset and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Swap Contracts	$46,677	$—	$46,677	$46,677	$—	$—

In the event of the counterparty’s default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a

12	DIREXION DYNAMIC VP HY BOND FUND

security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, a Fund has agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances included agreed upon net asset value and performance-based thresholds.

d) Short Positions – The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short position. Subsequent fluctuations in the market prices of short positions may require purchasing the securities at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities sold short. This collateral is required to be adjusted daily. There were no securities sold short by the Fund during the six months ended June 30, 2013.

e) Stock Index Futures Contracts and Options on Futures Contracts – The Fund may purchase and sell futures contracts and options on such futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against changes in the values of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Fund was not invested in futures contracts during the six months ended June 30, 2013.

f) Risks of Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for futures contracts, options on futures contracts, and short positions. The Fund was not invested in options on futures contracts during the six months ended June 30, 2013.

g) Security Transactions – Investment transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

h) Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes and excise taxes. No provision for Federal income taxes has been made.

i) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received on money market funds, is recognized on an accrual basis. Expenses are charged to the Fund daily. Expenses are computed based on the Fund’s average daily net assets. For an additional discussion on expenses refer to Note 4.

j) Distributions to Shareholders – The Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

DIREXION DYNAMIC VP HY BOND FUND	13

The Fund paid ordinary income distributions of $752,986 and $1,640,172 during the six months ended June 30, 2013 and the year ended December 31, 2012, respectively.

The Fund may designate as long-term capital gain dividends, pursuant to Internal Revenue Code 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2012. To the extent necessary to fully distribute such capital gains, the Fund may also designate earnings and profits distributed to shareholders on the redemption of shares.

As of December 31, 2012, the components of distributable earnings of the Funds on a tax basis were as follows:

Dynamic VP HY Bond Fund
Net unrealized appreciation	$325,980

Undistributed ordinary income	148,100
Undistributed long-term capital gain	—

Total distributable earnings	148,100

Other accumulated (losses)	(1,642,426)

Total accumulated (losses)	$(1,168,346)

The difference between the book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales. Other accumulated gain/(loss) is generally comprised of unrealized gain/(loss) on derivative positions and capital loss carryover.

The cost basis for investments for Federal income tax purposes as of June 30, 2013 was as follows:

Dynamic VP HY Bond Fund
Tax cost of investments	$7,210,776
Gross unrealized appreciation	181,461
Gross unrealized depreciation	(1,335,227)

Net unrealized (depreciation)	$(1,153,766)

A regulated investment company may elect for any taxable year to treat any portion of any qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31. For the year ended December 31, 2012, the Fund did not defer any late-year losses.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short-term capital losses.

As of December 31, 2012, the Fund had capital loss carryforwards on a tax basis of:

	Capital Loss Expiring
	12/31/2016	12/31/2018	NO Expiration - ST	NO Expiration - LT
Dynamic VP HY Bond Fund	(2,013,282)	(26,508)	(139,907)	(57,570)

To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

14	DIREXION DYNAMIC VP HY BOND FUND

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Fund’s financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of June 30, 2013, open Federal and state income tax years include the tax years ended December 31, 2010, December 31, 2011 and December 31, 2012. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in twelve months.

k) Guarantees and Indemnifications – In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnification provisions pursuant to which the Fund agrees to indemnify third parties upon occurrence of specified events. The Fund’s maximum exposure relating to these indemnification agreements is unknown. However, the Fund has not had prior claims or losses in connection with these provisions and believes the risk of loss is remote.

l) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting. Actual results could differ from those estimates.

3.	INVESTMENT TRANSACTIONS

During the six months ended June 30, 2013, the aggregate purchases and sales of investments in the Fund were $17,705,435 and $60,137,232, respectively. These amounts do not include short-term investments or swap contracts.

There were no purchases or sales of long-term U.S. Government securities during the six months ended June 30, 2013.

4.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Fees: The Fund has entered into an investment advisory agreement with the Adviser. The Adviser earns a fee, computed daily and payable monthly, at the annual rate of 0.75% of the Fund’s average daily net assets. Additionally, the Adviser has contractually agreed to waive a portion of this investment advisory fee at an annual rate of 0.15% of the Fund’s average daily net assets at least through May 1, 2014. The Adviser may not recoup these waived fees in the future.

Operating Services Agreement: The Fund has entered into an Operating Service Agreement (the “Agreement”) with the Adviser. Under the Agreement, the Adviser will be responsible for all expenses of the Trust except the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commission and other extraordinary expenses outside the typical day-to-day operations of the Funds. In consideration for the services rendered pursuant to the Agreement, the Fund will pay to the Adviser, as compensation for the services provided by the Adviser under the Agreement, a monthly fee of 0.55%. The monthly fee is calculated on an annualized basis on the average daily net assets of the Fund.

Distribution Expenses: The shares of the Fund are subject to an annual Rule 12b-1 fee of up to 0.25% of Fund’s average daily net assets. This fee is paid to the insurance companies that issue variable annuity and variable life policies through which investors can invest in the Fund for expenses incurred for distribution-related activities, on behalf of the Fund.

Shareholder Servicing Fees: The Board has also authorized the Fund to pay a shareholder servicing fee of 0.20% of the Fund’s average daily net assets. The Trust, on behalf of the Fund, pays the fee to the insurance companies who provide services for and maintain shareholder accounts.

Rafferty Capital Markets, LLC (the “Distributor”) serves as principal underwriter of the Fund and acts as the Fund’s distributor in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Adviser.

During the six months ended June 30, 2013 the Adviser contributed $3,660 to the Fund. The contribution was made so that the Fund could more closely track the performance of the Fund’s benchmark. This contribution is reflected on the Statements of Operations as Contributions by Affiliates and the effect of this contribution is presented on the Financial Highlights.

DIREXION DYNAMIC VP HY BOND FUND	15

5.	VALUATION MEASUREMENTS

The Fund follows authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investment

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The follow is a summary of the inputs used to value the Fund’s net assets as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Investment Companies — Fixed Income	$3,320,425	$—	$—	$3,320,425
Short-Term Investments	$2,736,585	$—	$—	$2,736,585
Other Financial Instruments*	$—	$(46,677)	$—	$(46,677)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as swap contracts. Swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For further detail on each asset class, see Schedule of Investments.

The Fund also follows authoritative accounting standards which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no significant transfers between Level 1 and Level 2 securities during the six months ended June 30, 2013 and the year ended December 31, 2012, respectively. The Fund held no Level 3 securities during the six months ended June 30, 2013 or during the year ended December 31, 2012. It is the Fund’s policy to recognize transfers into Level 3 at the value as of the beginning of the period, if applicable.

6.	ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The Fund follows authoritative standards of accounting for derivative instruments which establish disclosure requirements for derivative instruments. These standards require disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations.

The Fund may use derivative instruments as part of its principal investment strategy to achieve its investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of June 30, 2013, the Fund was invested long equity swap contracts.

16	DIREXION DYNAMIC VP HY BOND FUND

At June 30, 2013, the fair value of derivatives instruments, by primary risk, was as follows:

Liability derivatives
	Credit Risk	Total
Swap contracts[1]	$46,677	$46,677

[1]	Statement of Assets and Liabilities location: Unrealized depreciation on swaps.

Transactions in derivative instruments, by primary risk, during the six months ended June 30, 2013, were as follows:

	Credit Risk	Total
Realized gain[1]
Swap contracts	$810,218	$810,218
Change in net unrealized appreciation (depreciation)[2]
Swap contracts	$(641,518)	$(641,518)

[1]	Statement of Operations location: Net realized gain on swaps.
[2]	Statement of Operations location: Change in net unrealized appreciation (depreciation) on swaps.

For the six months ended June 30, 2013, the quarterly average gross notional amount of the long equity swap contracts held by the Fund was $13,363,300. The Fund utilized this volume of derivatives to obtain exposure to high yield debt instruments early in the period but reduced exposure of these derivatives towards the middle of the period.

7.	SUBSEQUENT EVENTS

Effective September 1, 2013, the Board of Trustees of the Trust and the Adviser have agreed to a reduction in the fee payable to the Adviser by the Fund pursuant to the Operating Services Agreement. As a result, this fee will decrease from 0.55% to 0.35%, calculated on an annualized basis on the average daily net assets of the Fund. The Board has also agreed to terminate the 0.15% contractual waiver of the investment advisory fee effective September 1, 2013. As a result of these reductions, the total expense ratio of the Fund will be 1.55%.

The Fund has adopted authoritative standards of accounting for and disclosure of events that occur after the Statement of Assets and Liabilities date but before financial statements are issued or are available to be issued. These standards require the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Fund has evaluated subsequent events through the issuance of the Fund’s financial statements and have determined there is no impact to the Fund’s financial statements.

DIREXION DYNAMIC VP HY BOND FUND	17

ADDITIONAL INFORMATION

(UNAUDITED)

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

18	DIREXION DYNAMIC VP HY BOND FUND

Direxion Insurance Trust

TRUSTEES AND OFFICERS

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The SAI includes additional information about the Funds’ Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: 70	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	22	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Gerald E. Shanley III Age: 69	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	146	None.

John Weisser Age: 71	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	146	Eclipse Funds, Inc. (1 Fund); Director, The MainStay Funds Trust (28 Funds), The MainStay Funds (12 Funds), MainStay VP Fund Series (28 Funds); Mainstay Defined Term Municipal Opportunities Fund (1 Fund); Private Advisers Alternative Strategy Fund (1 Fund).

(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.
(2)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 21 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 50 of the 124 funds currently registered with the SEC.

DIREXION DYNAMIC VP HY BOND FUND	19

Direxion Insurance Trust

TRUSTEES AND OFFICERS

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas, 35th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 45	Chief Executive Officer	One Year; Since 2006	Managing Director of Rafferty, 1999-present.	124	N/A

Eric Falkeis: Age: 40	President	One Year; Since 2013	President, Rafferty Asset Management, LLC, since March 2013; formerly, Senior Vice President, U.S. Bancorp Fund Services, LLC (“USBFS”), September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	N/A	Trustee, Professionally Managed Portfolios (35 Funds)

Patrick J. Rudnick Age: 39	Principal Financial Officer and Treasurer	One Year; Since 2010	Chief Financial Officer Rafferty Asset Management, LLC, since March 2013; formerly Vice President, USBFS, since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A

Angela Brickl Age: 37	Chief Compliance Officer Secretary	One Year; Since 2012 One Year; Since 2011	Vice President, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – Aug 2009; Summer Associate at Foley & Lardner, LLP May – August 2008; Vice President USBFS November 2003 – August 2007.	N/A	N/A

(1)	Mr. O’Neill serves as Chairman of the Board of Trustees of the Direxion Shares ETF Trust.
(2)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 21 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 50 of the 124 funds currently registered with the SEC.

20	DIREXION DYNAMIC VP HY BOND FUND

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•	Account applications or other forms on which you provide information,

•	Mail, e-mail, the telephone and our website, and

•	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders’ nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the semi-annual report.

DIREXION INSURANCE TRUST

SEMI-ANNUAL REPORT JUNE 30, 2013

1301 Avenue of the Americas (6th Ave.), 35th Floor  New York, New York 10019  (800) 851-0511  www.direxionfunds.com

Investment Adviser

Rafferty Asset Management, LLC

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, NY 10019

Administrator, Transfer Agent, Dividend Paying Agent & Shareholding Servicing Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 1993

Milwaukee, WI 53201-1993

Custodian

U.S. Bank, N.A.

1555 RiverCenter Dr., Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, New York 10036

Distributor

Rafferty Capital Markets, LLC

1010 Franklin Avenue, 3rd Floor

Garden City, NY 11530

The Fund’s Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

The Fund files complete schedules of portfolio holdings with the SEC on Form N-Q. The Form N-Q is available without change, upon request, by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

1

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not Applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Direxion Insurance Trust

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, PEO, President

Date	9/3/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, PEO, President

Date	9/3/13

By (Signature and Title)*	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Financial Officer

Date	9/3/13

*	Print the name and title of each signing officer under his or her signature.

3